UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-4260
                                   ------------


                       AXP GOVERNMENT INCOME SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:    5/31
                         --------------

Item 1. Reports to Shareholders.

AXP(R)
   Short Duration
       U.S. Government
               Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                    May 31, 2003

AXP Short Duration U.S. Government Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                                        3

Questions & Answers
  with Portfolio Management                          4

The Fund's Long-term Performance                     9

Investments in Securities                           10

Financial Statements (Portfolio)                    14

Notes to Financial Statements (Portfolio)           17

Independent Auditors' Report  (Portfolio)           21

Financial Statements (Fund)                         22

Notes to Financial Statements (Fund)                25

Independent Auditors' Report (Fund)                 33

Federal Income Tax Information                      34

Board Members and Officers                          36

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Fund Snapshot
   AS OF MAY 31, 2003

PORTFOLIO MANAGER

Portfolio manager                                  Scott Kirby*
Since                                                      6/01
Years in industry                                            24

* The Fund is managed by a team of portfolio managers led by Scott Kirby.

FUND OBJECTIVE

For investors seeking a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.

Inception dates
A: 8/19/85      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: IFINX        B: ISHOX        C: AXFCX        Y: IDFYX

Total net assets                                 $3.527 billion

Number of holdings                            approximately 200

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT.   LONG
 X                  HIGH
                    MEDIUM
                    LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Government obligations & agencies 47.4%
Mortgage-backed securities 41.0%
Cash & equivalents 8.3%
Financials 3.3%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                  91.7%

Shares of the Fund are not insured or guaranteed by the U.S. government.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Questions & Answers
            WITH PORTFOLIO MANAGEMENT

Recently, the Fund changed its name to AXP Short Duration U.S. Government Fund. The Fund was formerly known as AXP Federal Income Fund. This change does not affect the value of your investment or the way the Fund is managed.

Q: How did AXP Short Duration U.S. Government Fund perform for fiscal year 2003?

A: AXP Short Duration U.S. Government Fund's Class A shares (excluding sales charge) gained 4.90% for the 12 months ended May 31, 2003. During the fiscal year, the Fund changed its benchmark to the unmanaged Lehman Brothers 1-3 Year Government Index, from the Lehman Brothers Aggregate Bond Index and the Merrill Lynch 1-3 Year U.S. Government Index. However, for the 12 months ended May 31, 2003 we continued to manage the Fund in comparison to the Merrill Lynch 1-3 Year U.S. Government Index. Going forward, we feel the Lehman Brothers 1-3 Year Government Index, which rose 5.65% for the period, will be more representative of the Fund's objective than either of the two other indices, which respectively rose 11.58% and 5.36%. Also, this benchmark change will provide consistency throughout our fixed income funds, which all use Lehman Brothers indices as a primary comparative benchmark.

     Generally speaking, fiscal 2003 was a good environment for bonds. Government bonds and mortgage-backed securities did well as interest rates declined. We are pleased to report the Fund outperformed the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which rose 4.60% for the 12 months ended May 31, 2003.

(bar graph)
                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2003

12%                                              (bar 4)
                                                 +11.58%
10%

 8%
                      (bar 2)                                 (bar 5)
 6%     (bar 1)       +5.65%        (bar 3)                   +5.36%
        +4.90%                      +4.60%
 4%

 2%

 0%

(bar 1) AXP Short Duration U.S. Government Fund Class A (excluding sales charge) (bar 2) Lehman Brothers 1-3 Year Government Index (unmanaged)
(bar 3) Lipper Short U.S. Government Funds Index
(bar 4) Lehman Brothers Aggregate Bond Index (unmanaged)
(bar 5) Merrill Lynch 1-3 Year U.S. Government Index (unmanaged)

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote) > Fund performance benefited most from its weighting to and security selection within the mortgage-backed sector. (end callout quote)

Q: What factors most significantly impacted performance during the annual period?

A: During the annual period, the U.S. fixed income markets continued their strong returns of recent years. U.S. Treasuries rallied dramatically, and yields fell sharply. As investors continued to be attracted to short-term Treasuries, two-year Treasury note yields declined from 3.19% at the start of the period to 1.30% on May 31, 2003, and five-year Treasury yields fell from 4.35% to 2.30% over the 12 months.

     From the start of the fiscal year through mid-October, the Federal Reserve Board believed that the economy was likely to be weak. This, together with problems regarding corporate governance, a declining stock market, and the threat

AVERAGE ANNUAL TOTAL RETURNS

as of May 31, 2003

                           Class A                 Class B                      Class C                     Class Y
(Inception dates)         (8/19/95)               (3/20/95)                    (6/26/00)                   (3/20/95)
                       NAV(1)   POP(2)       NAV(1)     After CDSC(3)    NAV(1)     After CDSC(4)       NAV(5)     POP(5)
1 year                 +4.90%   -0.09%       +4.11%        +0.11%        +4.11%        +4.11%           +5.07%     +5.07%
5 years                +4.93%   +3.92%       +4.15%        +3.98%          N/A          N/A             +5.09%     +5.09%
10 years               +5.54%   +5.03%         N/A           N/A           N/A           N/A              N/A        N/A
Since inception          N/A      N/A        +5.30%        +5.30%        +5.85%        +5.85%           +6.26%     +6.26%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
5   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Questions & Answers

     of war with Iraq, prompted investors to seek less risky investments. U.S. Treasuries, led by the shorter end of the curve, rallied. Beginning mid-October 2002, investors became less risk-averse as stock prices rose, corporations seemed to be on more solid footing and statistical data indicated a slow but steadier course for economic recovery. Yields on U.S. Treasuries remained relatively range-bound through early May. As investors then sought yield elsewhere, mortgage-backed securities benefited.

     On May 6, 2003, the Federal Reserve Board kept the targeted federal funds rate unchanged at 1.25%, but made it clear that it would maintain its accommodative monetary policy. It believed the risk of deflation exceeds that of a pickup in inflation over the next few quarters. The long-term end of the U.S. Treasury curve rallied in response.

     The Fund held a defensive duration posture maintaining a short to neutral duration versus its benchmark through early May as interest rates declined. Immediately after May 6th, 2003 we began to shift the Fund's duration to a longer-than-average position.

     For the 2003 fiscal year, Fund performance benefited most from its weighting to and security selection within the mortgage-backed sector. We were able to capture for the Fund the extra income boost that mortgage-backed securities provided over comparable Treasuries, especially during the period from October through May. Within the mortgage sector, we were able to add relative value by focusing on pools that historically have had lower-than-average prepayment risks. These included low-balance mortgages, mortgages in states with less refinancing activity, newer mortgages that would likely not be seeking to refinance too quickly, and servicing organizations that have historically been less aggressive in getting customers to refinance. For much of the annual period, we maintained a portfolio asset allocation to mortgage-backed securities near the 50% target. To help manage risk, we also participated in the U.S. Treasury futures market.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: Besides integrating the pooling strategy for mortgage-backed securities within the last few months of the period, we also reduced the Fund's allocation to U.S. government agencies and increased its allocation to U.S. Treasuries. Though agency securities outperformed Treasuries

--------------------------------------------------------------------------------
6   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Questions & Answers

(column chart)
                              U.S Treasury Yields
6%
                                                                     (X) 5.62%


5%                                                         (X) 5.04%

                                                 (X) 4.35%           (Y) 4.38%

4%

                                      (X) 3.68%
                           (X) 3.19%                       (Y) 3.37%
3%

                                                 (Y) 2.29%

2%
     (X) 1.72%  (X) 1.88%             (Y) 1.57%
                           (Y) 1.32%
     (Y) 1.10%  (Y) 1.08%
1%

      3 month    6 month    2 year     3 year     5 year    10 year   30 year
                                    Maturity
(X) May 31, 2002
(Y) May 31, 2003

Sources: Bloomberg

This illustration is not intended to represent the current or historical yield of any mutual fund offered by American Express Funds. U.S. Treasuries are guaranteed with respect to payment of interest and repayment of principal. Mutual fund shares are not.

This chart compares yields on U.S. Treasuries on May 31, 2003 with a year earlier. Rates have dropped the most in the past year on Treasury notes maturing between three- and five-years. Overall, the income potential of Treasuries is now at its lowest level since the early 1950s.

     during the period, at a certain point we believed agency valuations were more expensive than Treasuries. The Fund's move to Treasuries was profitable. For example, at the start of the annual period, the Fund had approximately 20% of its assets in government agency securities. Then in September, we began reducing that position, so that by February we were down to about 2% in agencies. We redeployed those assets primarily into

     U.S. Treasuries. After May 6, we modestly reduced the Fund's position in mortgage-backed securities and increased its position in U.S. Treasuries even further. During the second half of the fiscal year, we reduced the Fund's exposure to non-U.S. debt from 5% at the end of November to approximately 1% at the end of May. At May 31, 2003, the Fund's asset weightings were primarily in U.S. Treasuries and mortgage-backed

--------------------------------------------------------------------------------
7   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Questions & Answers

     securities. The balance of assets were in asset-backed securities and in U.S. government agencies.

     The Fund also benefited from its positioning of assets along the yield curve. The Fund was overweighted in intermediate-term bonds during the early months of the period, when these securities outperformed. When the yield curve flattened in September, we captured profits from these intermediate-term bonds and shifted to a more neutral to the benchmark positioning, investing in securities at both the long and short ends of the 1 to 3 year curve.

     The use of our "dollar roll" strategy also contributed to the Fund. This strategy involved selling a pool of securities that would have delivered in the current month and simultaneously agreeing to purchase a similar pool of securities at a future date. The dealer, in effect, offers a discount, providing an incentive to buy the bonds forward. The use of this strategy contributed to the Fund's 218% portfolio turnover rate.

Q:   What is your view of the bond market  for the coming months?

A: We do not believe the Federal Reserve Board will raise interest rates any time soon. The real question is: Will they cut interest rates yet again? The fixed income market had already priced in a 0.25% interest rate cut prior to the Federal Reserve Board's June 25th meeting. Given this view, we believe the yield curve will flatten even further. Such a scenario would be less beneficial to the mortgage-backed sector of the market, however, we feel the lower callability of the mortgage securities in the Fund's portfolio positions it well for such an environment. We also believe the current stance of the Federal Reserve Board may enable us to extend the Fund's duration while integrating what is known as a "barbell strategy," whereby we own positions at the short and longer ends of the curve.

     Whatever the markets may bring, the Fund will continue to seek current income as its foremost goal and, as its secondary goal, preservation of capital, by investing primarily in securities issued by U.S. government mortgage agencies.

--------------------------------------------------------------------------------
8   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Short Duration U.S. Government Fund Class A shares (from 6/1/93 to 5/31/03) as compared to the performance of four widely cited performance indices, the Lehman Brothers 1-3 Year Government Index, the Lehman Brothers Aggregate Bond Index, the Lipper Short U.S. Government Funds Index and the Merrill Lynch 1-3 Year U.S. Government Index. Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Lehman Brothers Aggregate Bond Index to the Lehman Brothers 1-3 Year Government Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indices in this transition year. In the future, however, only the Lehman Brothers 1-3 Year Government Index will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                   IN AXP SHORT DURATION U.S. GOVERNMENT FUND

$25,000

          (line 3) Lipper Short U.S. Government Funds Index(2)
$20,000 (line 2) Lehman Brothers 1-3 Year Government Index(1) (line 5) Merrill Lynch 1-3 Year U.S. Government Index(4) (line 4) Lehman Brothers Aggregate Bond Index(3)
          (line 1) AXP Short Duration U.S. Government Fund Class A
$15,000


$10,000


 $5,000

         '93   '94   '95   '96   '97   '98   '99   '00   '01   '02   '03

(line 1) AXP Short Duration U.S. Government Fund Class A $16,338 (line 2) Lehman Brothers 1-3 Year Government Index(1) $17,819 (line 3) Lipper Short U.S. Government Funds Index(2) $20,468 (line 4) Lehman Brothers Aggregate Bond Index(3) $17,073
(line 5) Merrill Lynch 1-3 Year U.S. Government Index(4) $17,725

(1) Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of
     2.9 years are included.

(2) Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(3) The Lipper Short U.S. Government Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(4) Merrill Lynch 1-3 Year U.S. Government Index, an unmanaged index, is made up of a representative list of government bonds. The index is frequently used as a general measure of government bond performance. However, the securities used to create index may not be representative of the bonds held in the Fund.

                     Average Annual Total Returns
             Class A with Sales Charge as of May 31, 2003
1 year                                                         -0.09%
5 years                                                        +3.92%
10 years                                                       +5.03%

        Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
9   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Investments in Securities

Government Income Portfolio
May 31, 2003

(Percentages represent value of investments compared to net assets)

Bonds (99.5%)
Issuer                   Coupon             Principal                Value(a)
                          rate               amount

Government obligations & agencies (51.4%)
Federal Home Loan Bank
   02-15-05               4.38%          $46,000,000              $48,319,688
   11-25-05               2.00            14,700,000               14,707,585
Student Loan Mtge Assn
   12-15-32               2.25            15,775,000               15,938,271
   03-15-33               2.16            14,800,000               14,941,063
U.S. Treasury
   11-15-04               5.88            88,000,000               93,909,024
   11-15-04               7.88           185,600,000(g)           203,369,715
   12-31-04               1.75           177,000,000(g)           178,493,526
   02-15-05               7.50            92,500,000              102,273,920
   05-15-05               6.75           125,000,000              138,125,000
   05-31-05               1.25            39,800,000(b)            39,737,832
   08-15-05              10.75            85,590,000              102,998,835
   11-15-05               5.75            95,000,000              104,882,185
   02-15-06               5.63            31,000,000               34,401,537
   05-15-06               2.00           268,988,000              272,350,350
   05-15-06               6.88            59,500,000(g)            68,529,601
   11-15-06               3.50           106,800,000              113,032,741
   08-15-07               3.25            21,245,000(g)            22,290,658
   11-15-07               3.00            60,000,000               62,252,340
   05-15-08               2.63           126,812,000              128,872,695
   11-15-09              10.38            48,000,000(g)            54,223,104
Total                                                           1,813,649,670

Mortgage-backed securities (44.5%)
Federal Home Loan Mtge Corp
   09-01-09               6.50             1,372,364                1,438,207
   10-01-10               7.00             2,849,727                3,038,605
   03-01-12               7.50            10,480,574               11,236,936
   07-01-12               5.50             1,066,951                1,111,196
   01-01-13               6.00             3,699,076                3,849,213
   04-01-13               4.50             3,311,887(b)             3,441,249
   04-01-13               5.00               894,289(b)               934,621
   05-01-13               4.50            59,335,180(b)            61,286,836
   07-01-14               6.50             1,693,650                1,772,454
   06-01-15               7.50            19,009,060               20,374,512
   04-01-17               6.50            51,909,524               54,928,367
   07-01-17               6.50            34,568,295               36,156,910
   12-01-17               5.50            16,286,291               16,866,088
   11-01-23               8.00             2,493,976                2,723,607
   05-01-24               7.50             1,238,262                1,325,547
   07-01-24               8.00               353,755                  384,513
   07-01-24               8.00             1,268,883(g)             1,379,208
   01-01-25               9.00             1,523,445                1,695,098
   06-01-25               8.00             1,935,225                2,101,311
   08-01-25               8.00               449,399                  487,967
   05-01-26               9.00             2,867,272                3,203,005
  Collateralized Mtge Obligation
   12-15-08               6.00            18,378,778               19,549,379
   03-15-12               5.00            21,777,143               22,530,536
   04-15-12               5.00            24,868,186               26,320,240
   02-15-14               5.50            29,386,000               30,175,331
   03-15-15               5.50            40,388,673               41,960,806
   01-17-21               6.00             9,838,602               10,013,773
   04-15-22               5.50            15,500,000               16,223,036
   02-25-42               6.00            34,000,000               36,362,888
  Interest Only
   12-15-12               0.85            18,576,480(d)             1,716,937
   02-15-14               3.83            14,466,347(d)             1,702,689
   01-01-20               0.00                38,399(d)                 8,580
   11-15-25               0.00             2,899,542(d)                29,943
  Interest Only/Inverse Floater
   03-15-32               6.64            13,199,562(d,f)             907,426
  Principal Only
   09-15-03               0.38               542,184(e)               542,295
   05-15-08               0.86               166,772(e)               166,647
   05-15-08               1.97               123,587(e)               123,487
Federal Natl Mtge Assn
   09-01-07               8.50               471,879                  496,684
   10-01-07               7.50             1,312,026(b)             1,407,037
   12-01-08               7.50             2,258,317(b)             2,403,140
   05-01-09               7.50             4,629,681(b)             4,964,940
   10-01-09               7.11             4,360,960                4,992,370
   01-01-10               5.00             1,331,676                1,379,293
   03-31-10               4.47            10,000,000(b)            10,100,000
   03-31-10               4.50             5,200,000(b)             5,260,125
   11-01-10               7.11             5,000,000                5,966,575
   07-01-11               7.50             1,966,535(b)             2,110,056

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Issuer                   Coupon             Principal                Value(a)
                          rate               amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   09-01-12               6.74%           $4,675,122               $5,664,309
   11-01-12               5.00             1,125,863(b)             1,178,408
   01-01-13               5.00            37,236,472               38,878,017
   03-31-13               5.00             8,000,000(b)             8,256,250
   04-01-13               5.50            24,969,083               26,155,271
   05-01-13               5.00            18,878,102               19,759,143
   05-01-13               5.50             7,885,452                8,267,423
   05-01-13               6.00             2,263,112                2,363,286
   06-01-13               4.50            34,500,000(b)            35,847,570
   09-01-13               6.00                37,861                   39,537
   10-01-13               6.00             6,806,330                7,107,603
   10-01-13               7.50             1,105,352(b)             1,185,396
   11-01-13               6.00             1,118,392                1,167,896
   12-01-13               5.50             2,292,048                2,392,185
   01-01-14               5.50             3,452,855                3,603,704
   01-01-14               6.00             1,244,456                1,299,540
   03-01-14               6.00             1,981,498                2,069,206
   06-01-14               6.50            22,855,837               24,023,485
   08-01-14               6.50             1,475,963                1,551,051
   05-01-17               7.00             1,857,648                1,978,433
   06-01-17               6.50             8,727,188                9,166,027
   06-01-17               7.00             1,915,777                2,040,342
   07-01-17               6.00            47,384,879               49,838,936
   08-01-17               5.50            36,076,487               37,687,987
   08-01-17               6.00            24,971,550               26,092,615
   08-01-17               7.00             3,092,005                3,293,048
   09-01-17               6.00             1,008,161                1,050,401
   11-01-17               5.50            34,804,441               36,345,648
   11-01-17               6.00             2,699,547                2,812,625
   01-01-18               5.50             2,895,030                3,006,883
   02-01-18               5.50             3,534,300(b)             3,670,852
   03-01-18               5.50             2,490,748                2,586,996
   03-01-18               5.50             1,985,019(b)             2,061,713
   04-01-18               5.50             9,311,195                9,671,001
   07-01-18               4.50            14,500,000(b)            14,803,630
   08-01-18               4.50            87,825,000(b)            89,334,711
   11-01-21               8.00               578,325                  632,215
   03-01-23               9.00               374,998                  418,644
   11-01-23               6.00             4,571,574                4,771,405
   06-01-24               9.00             1,299,788                1,447,893
   02-01-26               6.00               255,323                  265,944
   02-01-26               8.00               515,211                  561,276
   05-01-26               7.50             3,036,528                3,246,107
   12-01-28               7.00             7,703,868                8,138,032
   08-01-29               7.00             3,653,594                3,856,231
   04-01-31               6.50            12,267,145               12,784,917
   09-01-31               7.50             5,383,258                5,736,347
   11-01-31               6.50             4,175,214                4,387,831
   09-01-32               6.00             9,379,162                9,746,543
   09-01-32               6.50             4,933,954                5,142,120
   09-01-32               7.00             2,303,481(b)             2,427,293
   10-01-32               7.00             8,727,215(b)             9,196,303
   11-01-32               7.00             4,368,520(b)             4,603,328
   01-01-33               7.00             1,296,586(b)             1,366,278
   02-01-33               4.75             9,750,397               10,011,256
   02-01-33               4.87            27,895,371               28,958,628
   03-01-33               4.94             9,831,093               10,221,527
   04-01-33               4.38            18,977,877               19,298,224
   04-01-33               4.59            13,105,889               13,596,720
   04-01-33               4.87            14,982,040               15,572,045
   05-01-33               4.60             9,993,303               10,367,565
   08-01-33               5.00            30,825,000(b)            31,345,326
  Collateralized Mtge Obligation
   11-25-08               5.50               305,856                  307,896
   05-25-09               2.92            16,200,000               16,386,680
   01-25-12               5.50            29,020,000               29,638,294
   03-25-13               4.50             9,227,144                9,586,827
   10-25-13               5.00            25,665,445               27,060,302
   08-25-22               5.00            44,000,000               46,096,442
   11-25-32               5.00            30,916,257               32,048,825
   05-25-42               5.30            11,500,000               12,030,840
   07-25-42               5.50            31,500,000               32,879,275
   08-25-42               4.70            16,000,000               16,687,040
   09-25-42               5.00            17,857,544               18,928,997
   10-25-42               7.50             8,915,426                9,854,336
   12-25-42               2.57            20,000,000               20,093,750
   12-25-42               4.75            20,000,000               21,025,000
  Interest Only
   05-25-12               0.00            14,278,034(d)               556,214
   12-25-12               0.40            14,700,000(d)             1,350,787
   08-01-18               0.00                18,104(d)                 3,862
   01-15-20               1.10               768,467(d)               169,796
   02-25-22               2.46               113,389(d)                23,534
   07-25-22               2.02             2,598,631(d)               518,197
  Interest Only/Inverse Floater
   02-25-32               6.48            25,169,664(d,f)           1,826,625
  Inverse Floater
   11-25-23              22.60               423,448(f)               433,798
  Principal Only
   06-25-21               1.96               103,402(e)                97,251

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Issuer                   Coupon             Principal                Value(a)
                          rate               amount

Mortgage-backed securities (cont.)
Govt Natl Mtge Assn
   05-30-13               2.21%          $14,800,000(b)           $14,726,000
   09-15-14               6.00            19,343,498               20,330,254
   08-20-19              11.00                52,828                   61,906
   05-30-30               7.00             6,887,159(b)             7,500,547
  Collateralized Mtge Obligation
   11-20-13               5.50             8,743,816                9,260,412
   07-16-18               2.58            18,612,946               18,772,770
   10-16-20               2.93            14,961,910               15,153,610
   06-16-21               2.75             4,478,379                4,540,382
Total                                                           1,569,451,238

Banks and savings & loans (1.8%)
Intl Bank for Reconstruction & Development
  (U.S. Dollar)
   11-04-05               5.00            45,000,000(c)            48,598,650
Washington Mutual
  Collateralized Mtge Obligation
  Series 2002-AR15 Cl A5
   12-25-32               4.38            14,905,000               15,276,442
Total                                                              63,875,092

Financial services (1.8%)
Centex Home Equity
  Series 2001-A Cl A4
   07-25-29               6.47            10,000,000               10,525,696
Citibank Credit Card Issuance Trust
  Series 2003-A5 Cl A5
   04-07-08               2.50            18,000,000               18,263,879
Conseco Finance
  Series 2000-D Cl A4
   12-15-25               8.17            12,000,000               12,718,774
First Franklin Mtge Loan
  Series 2002-F4 Cl 2A2
   02-25-33               2.80            11,600,000(h)            11,800,522
LB-UBS Commercial Mtge Trust
  Collateralized Mtge Obligation
  Series 2003-C3 Cl A1
   06-15-36               2.60             9,000,000(b)             9,126,563
Total                                                              62,435,434

Total bonds
(Cost: $3,465,568,628)                                         $3,509,411,434

Options purchased (--%)
Issuer                 Notional      Exercise     Expiration         Value(a)
                        amount         price         date
Put
   June Euro
   Dollar Futures     212,500,000       $98        June 2003           $5,312

Total options purchased
(Cost: $99,025)                                                        $5,312

Short-term securities (9.0%)
Issuer                 Annualized            Amount                  Value(a)
                      yield on date        payable at
                       of purchase          maturity

U.S. government agencies (7.7%)
Federal Home Loan Mtge Corp Disc Nts
   06-05-03               1.21%           $9,500,000               $9,498,254
   06-19-03               1.19            30,000,000               29,981,301
   06-24-03               1.16            25,000,000               24,979,947
   06-30-03               1.18             5,400,000                5,394,536
   07-08-03               1.17            10,000,000                9,987,325
Federal Natl Mtge Assn Disc Nts
   06-04-03               1.16            22,300,000               22,296,642
   06-11-03               1.18             6,000,000                5,997,794
   06-12-03               1.16            50,000,000               49,979,055
   06-13-03               1.16            50,000,000               49,977,443
   06-27-03               1.15             5,000,000                4,995,528
   07-02-03               1.18            10,300,000               10,289,764
   07-31-03               1.17            50,000,000               49,905,750
Total                                                             273,283,339

Commercial paper (1.3%)
Barton Capital
   06-02-03               1.36            14,200,000(i)            14,198,391
Rabobank Nederland
   06-02-03               1.35            31,600,000               31,596,445
Total                                                              45,794,836

Total short-term securities
(Cost: $319,079,697)                                             $319,078,175

Total investments in securities
(Cost: $3,784,747,350)(j)                                      $3,828,494,921

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At May 31, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $368,521,337.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of May 31, 2003, the value of foreign securities represented 1.4% of net assets.

(d) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of May 31, 2003.

(e) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal-only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of May 31, 2003.

(f) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on May 31, 2003.

(g) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

     Type of security                                        Notional amount

     Purchase contracts
     U.S. Treasury Bonds, Sept. 2003, 20-year                   $ 82,100,000
     U.S. Treasury Notes, Sept. 2003, 2-year                     238,400,000
     U.S. Treasury Notes, Sept. 2003, 10-year                     92,300,000

     Sale contracts
     U.S. Treasury Notes, Sept. 2003, 5-year                     546,700,000

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 2003.

(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(j) At May 31, 2003, the cost of securities for federal income tax purposes was $3,784,088,502 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $46,488,239
     Unrealized depreciation                                      (2,081,820)
                                                                  ----------
     Net unrealized appreciation                                 $44,406,419
                                                                 -----------

--------------------------------------------------------------------------------
13   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Government Income Portfolio

May 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $3,784,747,350)                               $3,828,494,921
Accrued interest receivable                                           17,878,143
Receivable for investment securities sold                            371,648,262
U.S. government securities held as collateral (Note 5)               158,205,038
                                                                     -----------
Total assets                                                       4,376,226,364
                                                                   -------------
Liabilities
Disbursements in excess of cash on demand deposit                        678,406
Payable for investment securities purchased                          343,980,618
Payable for securities purchased on a when-issued basis (Note 1)     220,876,045
Payable upon return of securities loaned (Note 5)                    282,136,288
Accrued investment management services fee                                47,231
Other accrued expenses                                                    75,070
                                                                          ------
Total liabilities                                                    847,793,658
                                                                     -----------
Net assets                                                        $3,528,432,706
                                                                  ==============
*Including securities on loan, at value (Note 5)                  $  276,499,570
                                                                  --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Statement of operations
Government Income Portfolio

Year ended May 31, 2003
Investment income
Income:
Interest                                                                      $124,117,647
Fee income from securities lending (Note 5)                                        198,547
                                                                                   -------
Total income                                                                   124,316,194
                                                                               -----------
Expenses (Note 2):
Investment management services fee                                              15,837,132
Compensation of board members                                                       20,388
Custodian fees                                                                     203,825
Audit fees                                                                          36,000
Other                                                                               59,278
                                                                                    ------
Total expenses                                                                  16,156,623
   Earnings credits on cash balances (Note 2)                                         (910)
                                                                                      ----
Total net expenses                                                              16,155,713
                                                                                ----------
Investment income (loss) -- net                                                108,160,481
                                                                               -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               71,691,440
   Futures contracts                                                           (25,878,862)
   Options contracts written (Note 6)                                           (1,643,202)
                                                                                ----------
Net realized gain (loss) on investments                                         44,169,376
Net change in unrealized appreciation (depreciation) on investments              9,722,424
                                                                                 ---------
Net gain (loss) on investments                                                  53,891,800
                                                                                ----------
Net increase (decrease) in net assets resulting from operations               $162,052,281
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
Government Income Portfolio

Year ended May 31,                                                              2003               2002
Operations
Investment income (loss) -- net                                           $  108,160,481     $  105,493,519
Net realized gain (loss) on investments                                       44,169,376         26,857,517
Net change in unrealized appreciation (depreciation) on investments            9,722,424          7,407,629
                                                                               ---------          ---------
Net increase (decrease) in net assets resulting from operations              162,052,281        139,758,665
                                                                             -----------        -----------
Proceeds from contributions                                                1,115,892,070        442,781,541
Fair value of withdrawals                                                   (257,074,099)      (202,909,108)
                                                                            ------------       ------------
Net contributions (withdrawals) from partners                                858,817,971        239,872,433
                                                                             -----------        -----------
Total increase (decrease) in net assets                                    1,020,870,252        379,631,098
Net assets at beginning of year                                            2,507,562,454      2,127,931,356
                                                                           -------------      -------------
Net assets at end of year                                                 $3,528,432,706     $2,507,562,454
                                                                          ==============     ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

Government Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Government Income Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio seeks to provide a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and sell put and call options and write put and call options. This may include purchasing mortgage-backed security (MBS) put spread options and writing covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

--------------------------------------------------------------------------------
17   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Short sales

The Portfolio may engage in short sales. In these transactions, the Portfolio sells a security that it does not own. The Portfolio is obligated to replace the security that was short by purchasing it at the market price at the time of replacement or entering into an offsetting transaction with the broker. The price at such time may be more or less than the price at which the Portfolio sold the security.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of May 31, 2003, the Portfolio has entered into outstanding when-issued securities of $220,876,045 and other forward-commitments of $147,645,292.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll-over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

--------------------------------------------------------------------------------
18   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended May 31, 2003, the Portfolio's custodian fees were reduced by $910 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $7,899,209,261 and $6,976,828,006, respectively, for the year ended May 31, 2003. For the same period, the portfolio turnover rate was 218%. Realized gains and losses are determined on an identified cost basis.

4. INTEREST RATE FUTURES CONTRACTS

As of May 31, 2003, investments in securities included securities valued at $2,054,214 that were pledged as collateral to cover initial margin deposits on 2,936 open purchase contracts and 5,467 open sale contracts. The notional market value of the open purchase contracts as of May 31, 2003 was $464,929,168 with a net unrealized gain of $1,724,098. The notional market value of the open sale contracts as of May 31, 2003 was $632,463,563 with a net unrealized loss of $2,450,234. See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
19   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

As of May 31, 2003, securities valued at $276,499,570 were on loan to brokers. For collateral, the Portfolio received $123,931,250 in cash and U.S. government securities valued at $158,205,038. Income from securities lending amounted to $198,547 for the year ended May 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                       Year ended May 31, 2003
                                     Puts                      Calls
                             Contracts  Premiums       Contracts    Premiums
Balance May 31, 2002              --    $      --        2,632   $ 1,119,785
Opened                         3,425      986,992        9,194     7,783,066
Closed                        (2,527)    (906,397)     (10,110)   (7,277,993)
Exercised                         --           --       (1,544)   (1,440,108)
Expired                         (898)     (80,595)        (172)     (184,750)
                              ------     --------      -------    ----------
Balance May 31, 2003              --    $      --           --   $        --
                              ------    ---------      -------   -----------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
20   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Government Income Portfolio (a series of Income Trust) as of May 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended May 31, 2003. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Government Income Portfolio as of May 31, 2003, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 11, 2003

--------------------------------------------------------------------------------
21   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Short Duration U.S. Government Fund

May 31, 2003
Assets
Investment in Portfolio (Note 1)                                                                     $3,528,311,428
Capital shares receivable                                                                                 2,253,794
                                                                                                          ---------
Total assets                                                                                          3,530,565,222
                                                                                                      -------------
Liabilities
Dividends payable to shareholders                                                                         1,137,354
Capital shares payable                                                                                    1,492,881
Accrued distribution fee                                                                                     56,751
Accrued service fee                                                                                             449
Accrued transfer agency fee                                                                                   6,777
Accrued administrative services fee                                                                           4,211
Other accrued expenses                                                                                      607,039
                                                                                                            -------
Total liabilities                                                                                         3,305,462
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                   $3,527,259,760
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    7,136,456
Additional paid-in capital                                                                            3,648,836,206
Excess of distributions over net investment income                                                         (314,424)
Accumulated net realized gain (loss) (Note 5)                                                          (171,418,321)
Unrealized appreciation (depreciation) on investments                                                    43,019,843
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                             $3,527,259,760
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $1,727,578,112
                                                            Class B                                  $1,577,888,336
                                                            Class C                                  $   58,108,216
                                                            Class Y                                  $  163,685,096
Net asset value per share of outstanding capital stock:     Class A shares        349,555,460        $         4.94
                                                            Class B shares        319,216,819        $         4.94
                                                            Class C shares         11,756,750        $         4.94
                                                            Class Y shares         33,116,529        $         4.94
                                                                                   ----------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Short Duration U.S. Government Fund

Year ended May 31, 2003
Investment income
Income:
Interest                                                                                               $124,128,441
Fee income from securities lending                                                                          198,540
                                                                                                            -------
Total income                                                                                            124,326,981
Expenses (Note 2):
Expenses allocated from Portfolio                                                                        16,155,121
Distribution fee
   Class A                                                                                                3,908,849
   Class B                                                                                               14,409,657
   Class C                                                                                                  457,887
Transfer agency fee                                                                                       3,541,666
Incremental transfer agency fee
   Class A                                                                                                  160,816
   Class B                                                                                                  228,992
   Class C                                                                                                    9,667
Service fee -- Class Y                                                                                      172,531
Administrative services fees and expenses                                                                 1,421,675
Compensation of board members                                                                                14,805
Printing and postage                                                                                        766,917
Registration fees                                                                                           408,052
Audit fees                                                                                                   12,000
Other                                                                                                        58,701
                                                                                                             ------
Total expenses                                                                                           41,727,336
   Earnings credits on cash balances (Note 2)                                                               (62,368)
                                                                                                            -------
Total net expenses                                                                                       41,664,968
                                                                                                         ----------
Investment income (loss) -- net                                                                          82,662,013
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                 71,688,458
   Futures contracts                                                                                    (25,878,132)
   Options contracts written                                                                             (1,643,119)
                                                                                                         ----------
Net realized gain (loss) on investments                                                                  44,167,207
Net change in unrealized appreciation (depreciation) on investments                                       9,722,377
                                                                                                          ---------
Net gain (loss) on investments                                                                           53,889,584
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $136,551,597
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Short Duration U.S. Government Fund

Year ended May 31,                                                              2003               2002
Operations and distributions
Investment income (loss) -- net                                           $   82,662,013     $   87,596,745
Net realized gain (loss) on investments                                       44,167,207         26,855,921
Net change in unrealized appreciation (depreciation) on investments            9,722,377          7,407,446
                                                                               ---------          ---------
Net increase (decrease) in net assets resulting from operations              136,551,597        121,860,112
                                                                             -----------        -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                (45,444,253)       (47,915,014)
      Class B                                                                (30,935,951)       (34,663,888)
      Class C                                                                   (946,842)          (508,158)
      Class Y                                                                 (5,490,847)        (7,572,107)
                                                                              ----------         ----------
Total distributions                                                          (82,817,893)       (90,659,167)
                                                                             -----------        -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                 1,178,062,138        657,601,521
   Class B shares                                                            998,456,600        705,152,428
   Class C shares                                                             46,085,175         31,377,389
   Class Y shares                                                             92,327,556         67,870,113
Reinvestment of distributions at net asset value
   Class A shares                                                             40,761,864         41,925,856
   Class B shares                                                             29,157,324         32,558,359
   Class C shares                                                                844,242            466,925
   Class Y shares                                                              4,979,945          7,409,925
Payments for redemptions
   Class A shares                                                           (701,715,252)      (576,657,354)
   Class B shares (Note 2)                                                  (577,985,093)      (558,439,712)
   Class C shares (Note 2)                                                   (18,398,418)       (10,096,220)
   Class Y shares                                                           (125,038,635)       (50,063,214)
                                                                            ------------        -----------
Increase (decrease) in net assets from capital share transactions            967,537,446        349,106,016
                                                                             -----------        -----------
Total increase (decrease) in net assets                                    1,021,271,150        380,306,961
Net assets at beginning of year                                            2,505,988,610      2,125,681,649
                                                                           -------------      -------------
Net assets at end of year                                                 $3,527,259,760     $2,505,988,610
                                                                          ==============     ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Short Duration U.S. Government Fund (formerly AXP Federal Income Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Government Income Series, Inc, (formerly AXP Federal Income Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Government Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Government Income Portfolio

The Fund invests all of its assets in Government Income Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in U.S. government and government agency securities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of May 31, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
25   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,605,940 and accumulated net realized loss has been increased by $1,853,665 resulting in a net reclassification adjustment to increase paid-in capital by $247,725.

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                                     2003              2002
Class A
Distributions paid from:
      Ordinary income                           $45,444,253       $47,915,014
      Long-term capital gain                             --                --
Class B
Distributions paid from:
      Ordinary income                            30,935,951        34,663,888
      Long-term capital gain                             --                --
Class C
Distributions paid from:
      Ordinary income                               946,842           508,158
      Long-term capital gain                             --                --
Class Y
Distributions paid from:
      Ordinary income                             5,490,847         7,572,107
      Long-term capital gain                             --                --

As of May 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                   $   1,719,584
Accumulated gain (loss)                                         $(156,987,506)
Unrealized appreciation (depreciation)                          $  27,692,374

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
26   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $20.50

o    Class B $21.50

o    Class C $21.00

o    Class Y $18.50

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19.50 for Class A, $20.50 for Class B, $20 for Class C and $17.50 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $9,668,197 for Class A, $1,852,988 for Class B and $40,593 for Class C for the year ended May 31, 2003.

During the year ended May 31, 2003, the Fund's transfer agency fees were reduced by $62,368 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
27   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                       Year ended May 31, 2003
                                            Class A       Class B       Class C      Class Y
Sold                                     239,714,272   203,191,315     9,371,202   18,774,998
Issued for reinvested distributions        8,291,730     5,931,794       171,739    1,013,609
Redeemed                                (142,692,553) (117,558,389)   (3,737,168) (25,473,839)
                                        ------------  ------------    ----------  -----------
Net increase (decrease)                  105,313,449    91,564,720     5,805,773   (5,685,232)
                                         -----------    ----------     ---------   ----------

                                                       Year ended May 31, 2002
                                            Class A       Class B       Class C      Class Y
Sold                                     135,903,504   145,765,262     6,484,859   14,030,804
Issued for reinvested distributions        8,677,586     6,738,998        96,601    1,533,797
Redeemed                                (119,296,103) (115,594,195)   (2,088,331) (10,364,442)
                                        ------------  ------------    ----------  -----------
Net increase (decrease)                   25,284,987    36,910,065     4,493,129    5,200,159
                                          ----------    ----------     ---------    ---------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended May 31, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $156,987,506 as of May 31, 2003 that will expire in 2007 through 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
28   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2003        2002       2001      2000       1999
Net asset value, beginning of period                                     $4.85       $4.78      $4.59     $4.94      $5.08
Income from investment operations:
Net investment income (loss)                                               .15         .19        .27       .27        .27
Net gains (losses) (both realized and unrealized)                          .09         .08        .19      (.27)      (.07)
Total from investment operations                                           .24         .27        .46        --        .20
Less distributions:
Dividends from net investment income                                      (.15)       (.20)      (.27)     (.28)      (.27)
Distributions from realized gains                                           --          --         --      (.07)      (.07)
Total distributions                                                       (.15)       (.20)      (.27)     (.35)      (.34)
Net asset value, end of period                                           $4.94       $4.85      $4.78     $4.59      $4.94

Ratios/supplemental data
Net assets, end of period (in millions)                                 $1,728      $1,185     $1,047    $1,139     $1,723
Ratio of expenses to average daily net assets(c)                          .95%        .95%       .98%      .92%       .88%
Ratio of net investment income (loss) to average daily net assets        2.90%       4.01%      5.72%     5.71%      5.36%
Portfolio turnover rate (excluding short-term securities)                 218%        267%       366%      674%       278%
Total return(e)                                                          4.90%       5.77%     10.19%     (.01%)     4.07%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2003        2002       2001      2000       1999
Net asset value, beginning of period                                     $4.85       $4.78      $4.59     $4.94      $5.08
Income from investment operations:
Net investment income (loss)                                               .11         .16        .24       .24        .23
Net gains (losses) (both realized and unrealized)                          .09         .08        .18      (.28)      (.07)
Total from investment operations                                           .20         .24        .42      (.04)       .16
Less distributions:
Dividends from net investment income                                      (.11)       (.17)      (.23)     (.24)      (.23)
Distributions from realized gains                                           --          --         --      (.07)      (.07)
Total distributions                                                       (.11)       (.17)      (.23)     (.31)      (.30)
Net asset value, end of period                                           $4.94       $4.85      $4.78     $4.59      $4.94

Ratios/supplemental data
Net assets, end of period (in millions)                                 $1,578      $1,104       $912      $981     $1,498
Ratio of expenses to average daily net assets(c)                         1.71%       1.71%      1.73%     1.68%      1.63%
Ratio of net investment income (loss) to average daily net assets        2.15%       3.25%      4.96%     4.95%      4.61%
Portfolio turnover rate (excluding short-term securities)                 218%        267%       366%      674%       278%
Total return(e)                                                          4.11%       4.98%      9.36%     (.77%)     3.31%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2003        2002       2001(b)
Net asset value, beginning of period                                     $4.85       $4.78      $4.63
Income from investment operations:
Net investment income (loss)                                               .11         .16        .22
Net gains (losses) (both realized and unrealized)                          .09         .08        .14
Total from investment operations                                           .20         .24        .36
Less distributions:
Dividends from net investment income                                      (.11)       (.17)      (.21)
Net asset value, end of period                                           $4.94       $4.85      $4.78

Ratios/supplemental data
Net assets, end of period (in millions)                                    $58         $29         $7
Ratio of expenses to average daily net assets(c)                         1.72%       1.72%      1.73%(d)
Ratio of net investment income (loss) to average daily net assets        2.10%       3.09%      4.93%(d)
Portfolio turnover rate (excluding short-term securities)                 218%        267%       366%
Total return(e)                                                          4.11%       4.98%      8.08%(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
31   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                               2003        2002       2001      2000       1999
Net asset value, beginning of period                                     $4.85       $4.78      $4.59     $4.94      $5.08
Income from investment operations:
Net investment income (loss)                                               .15         .20        .28       .28        .28
Net gains (losses) (both realized and unrealized)                          .09         .08        .19      (.28)      (.07)
Total from investment operations                                           .24         .28        .47        --        .21
Less distributions:
Dividends from net investment income                                      (.15)       (.21)      (.28)     (.28)      (.28)
Distributions from realized gains                                           --          --         --      (.07)      (.07)
Total distributions                                                       (.15)       (.21)      (.28)     (.35)      (.35)
Net asset value, end of period                                           $4.94       $4.85      $4.78     $4.59      $4.94

Ratios/supplemental data
Net assets, end of period (in millions)                                   $164        $188       $161      $175       $191
Ratio of expenses to average daily net assets(c)                          .79%        .79%       .82%      .78%       .80%
Ratio of net investment income (loss) to average daily net assets        3.12%       4.17%      5.89%     5.92%      5.44%
Portfolio turnover rate (excluding short-term securities)                 218%        267%       366%      674%       278%
Total return(e)                                                          5.07%       5.93%     10.36%      .15%      4.15%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
32   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP GOVERNMENT INCOME SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Short Duration U.S. Government Fund (formerly AXP Federal Income Fund) (a series of AXP Government Income Series, Inc.) as of May 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2003, and the financial highlights for each of the years in the five-year period ended May 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Short Duration U.S. Government Fund as of May 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with acccounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 11, 2003

--------------------------------------------------------------------------------
33   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Short Duration U.S. Government Fund
Fiscal year ended May 31, 2003

Class A

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):   0.00%
   Dividends Received Deduction for corporations:                        0.00%

Payable date                                                         Per share
June 26, 2002                                                         $0.01579
July 26, 2002                                                          0.01434
Aug. 26, 2002                                                          0.01534
Sept. 26, 2002                                                         0.01525
Oct. 25, 2002                                                          0.01516
Nov. 25, 2002                                                          0.01343
Dec. 20, 2002                                                          0.01115
Jan. 22, 2003                                                          0.01004
Feb. 21, 2003                                                          0.00990
March 24, 2003                                                         0.00870
April 24, 2003                                                         0.00850
May 23, 2003                                                           0.00848
Total distributions                                                   $0.14608

Class B

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):   0.00%
   Dividends Received Deduction for corporations:                        0.00%

Payable date                                                         Per share
June 26, 2002                                                         $0.01247
July 26, 2002                                                          0.01131
Aug. 26, 2002                                                          0.01219
Sept. 26, 2002                                                         0.01209
Oct. 25, 2002                                                          0.01221
Nov. 25, 2002                                                          0.01026
Dec. 20, 2002                                                          0.00861
Jan. 22, 2003                                                          0.00667
Feb. 21, 2003                                                          0.00684
March 24, 2003                                                         0.00553
April 24, 2003                                                         0.00533
May 23, 2003                                                           0.00551
Total distributions                                                   $0.10902

--------------------------------------------------------------------------------
34   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):   0.00%
   Dividends Received Deduction for corporations:                        0.00%

Payable date                                                         Per share
June 26, 2002                                                         $0.01248
July 26, 2002                                                          0.01130
Aug. 26, 2002                                                          0.01218
Sept. 26, 2002                                                         0.01207
Oct. 25, 2002                                                          0.01219
Nov. 25, 2002                                                          0.01024
Dec. 20, 2002                                                          0.00859
Jan. 22, 2003                                                          0.00664
Feb. 21, 2003                                                          0.00683
March 24, 2003                                                         0.00550
April 24, 2003                                                         0.00530
May 23, 2003                                                           0.00549
Total distributions                                                   $0.10881

Class Y

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):   0.00%
   Dividends Received Deduction for corporations:                        0.00%

Payable date                                                         Per share
June 26, 2002                                                         $0.01649
July 26, 2002                                                          0.01497
Aug. 26, 2002                                                          0.01600
Sept. 26, 2002                                                         0.01591
Oct. 25, 2002                                                          0.01578
Nov. 25, 2002                                                          0.01410
Dec. 20, 2002                                                          0.01169
Jan. 22, 2003                                                          0.01075
Feb. 21, 2003                                                          0.01056
March 24, 2003                                                         0.00937
April 24, 2003                                                         0.00918
May 23, 2003                                                           0.00912
Total distributions                                                   $0.15392

--------------------------------------------------------------------------------
35   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Arne H. Carlson                  Board member since   Chair, Board Services Corporation
901 S. Marquette Ave.            1999                 (provides administrative services to
Minneapolis, MN 55402                                 boards). Former Governor of Minnesota
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Philip J. Carroll, Jr.           Board member since   Retired Chairman and CEO, Fluor             Scottish Power PLC, Vulcan
901 S. Marquette Ave.            2002                 Corporation (engineering and                Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998                    (construction
Age 65                                                                                            materials/chemicals)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Livio D. DeSimone                Board member since   Retired Chair of the Board and Chief        Cargill, Incorporated
30 Seventh Street East           2001                 Executive Officer, Minnesota Mining and     (commodity merchants and
Suite 3050                                            Manufacturing (3M)                          processors), General Mills,
St. Paul, MN 55101-4901                                                                           Inc. (consumer foods), Vulcan
Age 69                                                                                            Materials Company
                                                                                                  (construction materials/
                                                                                                  chemicals), Milliken & Company
                                                                                                  (textiles and chemicals), and
                                                                                                  Nexia Biotechnologies, Inc.
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Heinz F. Hutter*                 Board member since   Retired President and Chief Operating
P.O. Box 2187                    1994                 Officer, Cargill, Incorporated (commodity
Minneapolis, MN 55402                                 merchants and processors)
Age 74
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Anne P. Jones                    Board member since   Attorney and Consultant
5716 Bent Branch Rd.             1985
Bethesda, MD 20816
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Stephen R. Lewis, Jr.**          Board member since   Retired President and Professor of          Valmont Industries, Inc.
222 South 9th Street #440        2002                 Economics, Carleton College                 (manufactures irrigation
Minneapolis, MN 55402                                                                             systems)
Age 64
-------------------------------- -------------------- ------------------------------------------- -------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
36   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan G. Quasha                   Board member since   President, Quadrant Management, Inc.        Compagnie Financiere
720 Fifth Avenue                 2002                 (management of private equities)            Richemont AG (luxury goods),
New York, NY 10019                                                                                Harken Energy Corporation
Age 53                                                                                            (oil and gas exploration) and
                                                                                                  SIRIT Inc. (radio frequency
                                                                                                  identification technology)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan K. Simpson                  Board member since   Former three-term United States Senator     Biogen, Inc.
1201 Sunshine Ave.               1997                 for Wyoming                                 (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alison Taunton-Rigby             Board member since   President, Forester Biotech since 2000.
901 S. Marquette Ave.            2002                 Former President and CEO, Aquila
Minneapolis, MN 55402                                 Biopharmaceuticals, Inc.
Age 59
-------------------------------- -------------------- ------------------------------------------- -------------------------------

Board Members Affiliated with AEFC***

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- -------------------------------------------
Barbara H. Fraser                Board member since   Executive Vice President - AEFA Products
1546 AXP Financial Center        2002                 and Corporate Marketing of AEFC since
Minneapolis, MN 55474                                 2002. President - Travelers Check Group,
Age 53                                                American Express Company, 2001-2002.
                                                      Management Consultant, Reuters,
                                                      2000-2001. Managing Director -
                                                      International Investments, Citibank
                                                      Global, 1999-2000. Chairman and CEO,
                                                      Citicorp Investment Services and
                                                      Citigroup Insurance Group, U.S., 1998-1999
-------------------------------- -------------------- -------------------------------------------
Stephen W. Roszell               Board member since   Senior Vice President - Institutional
50238 AXP Financial Center       2002, Vice           Group of AEFC
Minneapolis, MN 55474            President since
Age 54                           2002
-------------------------------- -------------------- ------------------------------------------- -------------------------------
William F. Truscott              Board member since   Senior Vice President - Chief Investment
53600 AXP Financial Center       2001, Vice           Officer of AEFC since 2001. Former Chief
Minneapolis, MN 55474            President since      Investment Officer and Managing Director,
Age 42                           2002                 Zurich Scudder Investments
-------------------------------- -------------------- ------------------------------------------- -------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
37   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Jeffrey P. Fox                   Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center       2002                 AEFC, since 2002; Vice President -
Minneapolis, MN 55474                                 Finance, American Express Company,
Age 48                                                2000-2002; Vice President - Corporate
                                                      Controller, AEFC, 1996-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Paula R. Meyer                   President since      Senior Vice President and General Manager
596 AXP Financial Center         2002                 - Mutual Funds, AEFC, since 2002; Vice
Minneapolis, MN 55474                                 President and Managing Director -
Age 49                                                American Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC, 1998-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Leslie L. Ogg                    Vice President,      President of Board Services Corporation
901 S. Marquette Ave.            General Counsel,
Minneapolis, MN 55402            and Secretary
Age 64                           since 1978
-------------------------------- -------------------- ------------------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
38   -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com; and on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   U.S. Government
       Mortgage
           Fund

Annual Report
for the Period Ended May 31, 2003

AXP U.S. Government Mortgage Fund seeks to provide shareholders with current income as its primary goal and, its secondary goal, preservation of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            8

Investments in Securities                   9

Financial Statements                       12

Notes to Financial Statements              15

Independent Auditors' Report               25

Federal Income Tax Information             26

Board Members and Officers                 29

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Fund Snapshot
   AS OF MAY 31, 2003

PORTFOLIO MANAGER

Portfolio manager                        Team led by Scott Kirby
Since                                                       2/02
Years in industry                                             24

FUND OBJECTIVE

The Fund seeks to provide shareholders with current income as its primary goal and, as its secondary goal, preservation of capital.

Inception dates
A: 2/14/02              B: 2/14/02      C: 2/14/02      Y: 2/14/02

Ticker symbols
A: AUGAX                B: AUGBX        C: AUGCX        Y: --

Total net assets                                  $472.6 million

Number of holdings                             approximately 190

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT   INT.   LONG
         X          HIGH
                    MEDIUM
                    LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Mortgage-backed securities 98.1%
Government obligations & agencies 1.9%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                             100%

For further details about these holdings, please refer to the section entitled "Investments in Securities."

Individual securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payments of principal and interest. The Fund's yield and share price are not guaranteed, and may vary with market conditions.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Questions & Answers
                  WITH PORTFOLIO MANAGEMENT

Q:   How did AXP U.S. Government Mortgage Fund perform for fiscal year 2003?

A: AXP U.S. Government Mortgage Fund's Class A shares (excluding sales charge) gained 6.93% for the 12-month period ended May 31, 2003. In comparison, the Lehman Brothers Mortgage-Backed Securities Index increased 6.42%. The Fund also outperformed the Lipper U.S. Mortgage Funds Index, representing the Fund's peer group, which rose 6.08% over the same time frame.

Q: What factors most significantly impacted performance during the annual period?

A: During the annual period, the U.S. fixed income markets provided strong returns for the third consecutive year. U.S. Treasuries rallied dramatically, and yields fell sharply. Mortgage-backed securities within the Lehman Brothers Aggregate Bond Index outperformed comparable duration U.S. Treasury securities for the annual period. However, mortgage securities did underperform corporate bonds as measured by the Lehman U.S. Credit Index for the 12 months ended May 31, 2003.

     From the start of the fiscal year through mid-October, the Federal Reserve Board believed that the economy was likely to be weak. This, together with problems regarding corporate governance, a declining stock market and the threat of war with Iraq, prompted investors to seek less risky investments. U.S. Treasuries, led by the shorter end of the curve, rallied. Beginning mid-October 2002, investors became less risk-averse as stock prices rose, corporations seemed to be on more solid footing and statistical data indicated a slow but steadier course for economic recovery. Yields on U.S. Treasuries remained relatively range-bound through early May. As investors then sought yield elsewhere, mortgage-backed securities benefited.

     On May 6, 2003, the Federal Reserve Board kept the targeted federal funds rate unchanged at 1.25%, but made it clear that it would maintain its accommodative

(bar graph)
                        PERFORMANCE COMPARISON
                   For the year ended May 31, 2003
  8%
  7%      (bar 1)             (bar 2)                  (bar 3)
  6%      +6.93%              +6.42%                   +6.08%
  5%
  4%
  3%
  2%
  1%
  0%

(bar 1) AXP U.S. Government Mortgage Fund Class A (excluding sales charge) (bar 2) Lehman Brothers Mortgage-Backed Securities Index (unmanaged)
(bar 3) Lipper U.S. Mortgage Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote) > We were able to capture for the Fund the extra income boost that mortgage-backed securities provided over comparable Treasuries, especially during the period from October through May. (end callout quote)

     monetary policy. It believed the probability of deflation exceeds that of a pickup in inflation over the next few quarters. The long-term end of the U.S. Treasury curve rallied in response.

     Fund performance benefited most from its security selection. With interest rates at 45-year lows, a refinancing blitz caused extra call risk within the mortgage-backed sector. That is, when refinancing occurs, existing mortgage bonds with higher yields are refunded; their principal is paid and new bonds are issued with lower yields. This environment made security selection key, as we sought as much coupon income as possible. Indeed, we were able to capture for the Fund the extra income boost that mortgage-backed securities provided over comparable Treasuries, especially during the period from October through May.

AVERAGE ANNUAL TOTAL RETURNS

as of May 31, 2003

                           Class A                 Class B                        Class C                   Class Y
(Inception dates)         (2/14/02)               (2/14/02)                      (2/14/02)                 (2/14/02)
                       NAV(1)   POP(2)       NAV(1)     After CDSC(3)    NAV(1)     After CDSC(4)       NAV(5)     POP(5)
1 year                 +6.93%   +1.86%       +6.12%        +2.12%        +6.12%        +6.12%           +7.10%     +7.10%
Since inception        +6.75%   +2.80%       +6.14%        +3.08%        +6.12%        +6.12%           +6.93%     +6.93%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
5   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Questions & Answers

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We integrated two primary strategies within the Fund to add relative value. One is called a specified pool strategy. We focused on pools of mortgages that historically have had lower-than-average prepayment risks, such as low-balance mortgages, mortgages in states with less refinancing activity, newer mortgages that would likely not be seeking to refinance too quickly and servicing organizations that have historically been less aggressive in getting customers to refinance.

     The other driving force of the Fund's strong performance was what we call our "dollar roll" strategy. The dollar roll strategy involved selling a pool of mortgage-backed securities that would have delivered in the current month and simultaneously agreeing to purchase a

(column chart)
                              U.S Treasury Yields
6%
                                                                     (X) 5.62%


5%                                                         (X) 5.04%

                                                 (X) 4.35%           (Y) 4.38%

4%

                                      (X) 3.68%
                           (X) 3.19%                       (Y) 3.37%
3%

                                                 (Y) 2.29%

2%
     (X) 1.72%  (X) 1.88%             (Y) 1.57%
                           (Y) 1.32%
     (Y) 1.10%  (Y) 1.08%
1%

      3 month    6 month    2 year     3 year     5 year    10 year   30 year
                                    Maturity
(X) May 31, 2002
(Y) May 31, 2003

Source: Bloomberg

This illustration is not intended to represent the current or historical yield of any mutual fund offered by American Express Funds. U.S. Treasuries are guaranteed with respect to payment of interest and repayment of principal. Mutual fund shares are not.

This chart compares yields on U.S. Treasuries on May 31, 2003 with a year earlier. Rates have dropped the most in the past year on Treasury notes maturing between three and five-years. Overall, the income potential of Treasuries is now at its lowest level since the early 1950s.

--------------------------------------------------------------------------------
6   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Questions & Answers

     similar pool of securities at a future date. The dealer, in effect, offers a discount, providing an incentive to buy the bonds forward. This strategy added to the Fund's return during the period without notably increasing its risk profile.

     For much of the period, the Fund also benefited from investment in a number of well-structured 15-year collateralized mortgage obligations (CMOs) that were less affected by the refinancing boom as well as from a focus on intermediate-term mortgage bonds. After the Federal Reserve Board statement on May 6, we repositioned the Fund, reducing its 15-year holdings and shifting to a more neutral to the benchmark position by increasing its holdings in 30-year mortgage-backed securities.

     At May 31, 2003, approximately 98% of the Fund's assets were invested in mortgage-backed securities. We continued to emphasize those securities issued by government mortgage agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association
     (FNMA) and the Federal Home Loan Mortgage Corporate (FHLMC). The remaining assets were invested in bonds and notes issued by the U.S. Treasury. Our focus was on generating a competitive level of current income while maintaining an extremely high level of credit quality. We maintained a neutral duration through most of the fiscal year.

Q:   What is your outlook for the  coming months?

A: We do not believe the Federal Reserve Board will raise interest rates any time soon. The real question is: Will they cut interest rates yet again? The fixed income market had already priced in an interest rate cut prior to the Federal Reserve Board's June 25th 0.25% cut in the federal funds rate. Given this view, we believe the yield curve will flatten even further. Such a scenario would be less beneficial to the mortgage-backed sector of the market, however, we feel the lower callability of the mortgage securities in the Fund's portfolio positions it well for such an environment. We also believe the current stance of the Federal Reserve Board may enable us to extend the Fund's duration while integrating what is known as a "barbell strategy," whereby we own positions at the short and longer ends of the curve.

     Whatever the markets may bring, the Fund will continue to seek current income as its foremost goal and, as its secondary goal, preservation of capital, by investing primarily in securities issued by U.S. government mortgage agencies.

--------------------------------------------------------------------------------
7   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP U.S. Government Mortgage Fund Class A shares (from 3/1/02 to 5/31/03) as compared to the performance of two widely cited performance indices, Lehman Brothers Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                      IN AXP U.S. GOVERNMENT MORTGAGE FUND

$12,000

 $9,000       (solid line) AXP U.S. Government Mortgage Fund Class A

 $6,000       (dotted line) Lehman Brothers Mortgage-Backed Securities Index(1)

 $3,000       (dashed line) Lipper U.S. Mortgage Funds Index(2)

        3/1/02       5/31/02     8/31/02   11/30/02      2/28/03      5/31/03

(solid line) AXP U.S. Government Mortgage Fund Class A $10,364
(dotted line) Lehman Brothers Mortgage-Backed Securities Index(1) $10,876 (dashed line) Lipper U.S. Mortgage Funds Index(2) $10,744

(1) Lehman Brothers Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association
     (FNMA).

(2) The Lipper U.S. Mortgage Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of May 31, 2003
1 year                                                                +1.86%
Since inception (2/14/02)                                             +2.80%

             Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
8   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Investments in Securities

AXP U.S. Government Mortgage Fund
May 31, 2003

(Percentages represent value of investments compared to net assets)

Bonds (97.1%)
Issuer                Coupon                  Principal              Value(a)
                       rate                    amount

Government obligations & agencies (1.8%)
U.S. Treasury
   05-15-08             2.63%              $3,000,000              $3,048,750
   11-15-16             7.50                4,000,000               5,521,248
Total                                                               8,569,998

Mortgage-backed securities (95.3%)
Federal Home Loan Mtge Corp
   01-01-09             7.00                  692,794                 738,871
   03-01-10             8.00                1,106,703               1,170,710
   11-01-10             7.00                  622,717                 663,991
   03-01-12             7.50                1,985,178               2,128,445
   06-01-15             7.50                3,763,897               4,034,264
   12-01-16             6.50                  839,934                 888,687
   02-01-17             6.50                3,972,297               4,202,332
   04-01-17             7.00                1,960,049               2,106,797
   06-01-17             6.50                1,652,629               1,728,577
   10-01-17             8.00                1,549,104               1,679,817
   12-01-17             5.50                1,373,334               1,422,225
   01-01-18             5.50                1,962,791               2,032,667
   05-01-18             5.00                2,979,023(b)            3,084,825
   06-01-18             5.00                3,000,000(b)            3,101,250
   03-01-22             6.50                1,575,477               1,642,609
   04-01-22             6.50                3,611,147               3,764,209
   03-01-30             7.50                  615,375                 654,927
   12-01-30             5.50                2,848,101               2,957,350
   06-01-31             8.00                1,219,660               1,310,631
   03-01-32             7.00                  666,640                 705,115
   04-01-32             7.00                1,704,818               1,788,415
   06-01-32             7.00                3,795,032               3,981,123
   07-01-32             7.00                  944,554                 990,871
   08-01-32             6.50               10,588,177              11,015,329
   09-01-32             6.50                3,005,008               3,126,237
   04-01-33             6.00                3,973,668               4,119,722
   06-01-33             5.50                3,000,000               3,110,156
  Collateralized Mtge Obligation
   02-25-42             6.00                1,000,000               1,069,497
   02-25-42             6.50                4,823,010               5,357,447
  Interest Only
   02-15-14            12.29                1,800,000(e)              211,860
   11-15-25             0.00                  981,863(e)               10,139
  Interest Only/Inverse Floater
   03-15-32             6.64                2,538,252(e,f)            174,496
Federal Natl Mtge Assn
   05-01-08             7.75                  760,283                 807,870
   07-01-09             7.50                5,001,503(b)            5,366,346
   10-01-09             8.50                  413,051                 438,027
   08-01-10             7.50                1,486,433               1,594,943
   04-01-11             6.50                  335,748                 353,914
   09-01-12             6.74                1,870,049               2,265,723
   08-01-16             6.50                  631,201                 662,897
   11-01-16             7.00                1,406,885               1,518,487
   01-01-17             6.00                1,744,035               1,817,041
   02-01-17             7.00                2,140,213               2,300,250
   03-01-17             6.00                1,872,359               1,969,113
   03-01-17             6.50                2,051,158               2,163,430
   03-01-17             7.00                  187,156                 199,848
   04-01-17             6.50                  841,778(c)              894,444
   04-01-17             7.50                  142,205                 152,559
   05-01-17             6.00                1,407,325               1,466,289
   06-01-17             6.50               10,522,568              11,051,686
   06-01-17             7.00                2,708,829               2,877,518
   07-01-17             6.00                8,514,940               8,955,928
   07-01-17             7.50                1,024,703               1,098,907
   07-22-17             5.00               13,400,000(b)           13,789,403
   08-01-17             5.50                4,452,043               4,650,911
   09-01-17             6.00                1,807,703               1,883,375
   09-01-17             6.50                3,426,274               3,598,561
   10-01-17             5.50                1,029,629               1,069,410
   11-01-17             5.50                3,898,673               4,073,652
   12-01-17             5.50                3,017,910               3,134,511
   12-01-17             6.00                4,666,163               4,861,664
   02-01-18             5.50                4,149,658               4,309,171
   03-01-18             5.50                2,299,152               2,387,997
   04-01-18             5.50                4,914,837               5,147,501
   06-01-18             5.00                4,200,000(b)            4,335,198
   07-01-18             4.50                5,000,000(b)            5,104,700
   08-01-18             4.50                9,200,000(b)            9,358,147
   08-01-22             6.50                2,583,226               2,702,906
   09-01-22             6.50                1,197,608               1,253,092

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Issuer                Coupon                  Principal              Value(a)
                       rate                    amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   11-01-22             6.00%              $1,197,258              $1,245,834
   03-01-23             5.50                2,225,670               2,312,837
   04-01-25             8.00                1,695,884               1,855,902
   09-01-28             7.50                2,720,389               2,912,285
   12-01-28             7.00                2,456,086               2,619,575
   01-01-29             6.00                2,511,287               2,612,023
   03-01-29             6.50                7,565,453               7,990,239
   06-01-29             6.00                8,563,578               8,907,090
   06-01-29             7.50                2,560,486               2,723,460
   06-25-30             7.50                  681,913                 753,727
   06-01-31             7.00                6,007,859               6,387,748
   09-01-31             7.00                3,712,183               3,946,161
   09-01-31             7.50                4,179,288               4,453,408
   10-01-31             9.50                  316,973                 352,995
   11-01-31             6.50                2,631,410               2,756,007
   01-01-32             6.00                2,617,521               2,720,131
   01-01-32             6.50                1,532,136               1,610,166
   03-01-32             6.50                3,446,792               3,622,242
   03-01-32             7.00                3,004,024               3,192,500
   04-01-32             6.50                8,876,722               9,328,592
   04-01-32             7.00                3,928,994               4,169,122
   05-01-32             6.50                6,633,283               6,966,685
   05-01-32             7.00                3,754,708               3,992,857
   06-01-32             6.50                4,165,805               4,359,144
   06-01-32             7.00                1,482,680               1,562,522
   07-01-32             6.50               11,519,767              12,083,882
   07-01-32             6.50                  826,201(b)              861,059
   08-01-32             6.50                9,682,168              10,090,663
   08-01-32             7.00                3,667,033               3,862,284
   09-01-32             6.00                8,383,123               8,711,459
   09-01-32             6.50                6,405,120               6,675,355
   10-01-32             6.50                1,557,140               1,622,836
   11-01-32             6.00                5,621,269               5,841,408
   11-01-32             6.50                  456,187                 475,434
   12-01-32             6.00                2,933,553               3,048,436
   12-01-32             6.50                4,316,064               4,498,160
   12-01-32             7.00                1,095,020               1,153,877
   01-01-33             6.00                7,230,924               7,514,100
   02-01-33             4.75                1,950,079               2,002,251
   02-01-33             5.50                3,209,553               3,333,135
   03-01-33             5.50                2,988,104               3,103,249
   03-01-33             6.00                5,880,752               6,110,976
   03-01-33             6.50                  862,168                 898,540
   03-31-33             5.50                3,000,000               3,127,500
   04-01-33             5.50               18,919,368              19,648,417
   04-01-33             6.00                5,496,840               5,712,068
   04-01-33             6.00                1,136,832(b)            1,181,353
   05-01-33             5.50                4,000,000               4,154,138
   05-01-33             6.00                2,118,114               2,201,035
   06-01-33             5.50                4,000,000               4,154,138
   07-01-33             5.00                7,000,000(b)            7,146,580
  Collateralized Mtge Obligation
   12-25-42             4.75                2,000,000               2,102,500
   08-25-41             7.50                3,259,621               3,602,902
   08-25-42             5.00                2,000,000               2,078,260
   10-25-42             7.50                2,907,204               3,213,371
   12-25-43             2.57                1,000,000               1,004,688
  Interest Only
   10-25-09             4.97               17,427,096(e)              733,862
   12-25-12             1.29                1,800,000(e)              165,403
   07-25-21             0.00                8,694,105(e)              407,454
Gov't Natl Mtge Assn
   09-15-14             6.00                3,995,225               4,199,030
   04-15-29             6.50                  792,455                 831,826
   02-15-30             7.00                  645,919                 680,786
   03-15-30             7.00                  698,058                 735,739
   12-15-31             6.50                  911,533                 955,782
   02-15-32             6.50                1,117,076               1,171,181
   12-15-32             6.00                  975,879               1,022,616
   08-01-33             5.50                8,000,000(b)            8,287,520
Residential Funding Mtge
  Collateralized Mtge Obligation
   10-25-17             5.50                1,953,470               2,033,499
Total                                                             450,381,014

Total bonds
(Cost: $455,462,334)                                             $458,951,012

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Short-term securities (16.3%)
Issuer              Annualized                 Amount                Value(a)
                   yield on date             payable at
                    of purchase               maturity

U.S. government agencies (15.3%)
Federal Home Loan Mtge Corp Disc Nts
   06-05-03             1.21%              $2,200,000              $2,199,596
   06-19-03             1.19               15,400,000              15,390,401
   06-30-03             1.18               19,500,000              19,480,834
Federal Natl Mtge Assn Disc Nts
   06-02-03             1.18                  800,000                 799,921
   06-04-03             1.16               11,200,000              11,198,314
   06-11-03             1.18                2,400,000               2,399,118
   06-18-03             1.17                1,400,000               1,399,185
   06-26-03             1.15                6,100,000               6,094,739
   06-27-03             1.16                3,400,000               3,396,932
   07-31-03             1.17               10,000,000               9,981,150
Total                                                              72,340,190

Short-term securities (continued)
Issuer              Annualized                 Amount                Value(a)
                   yield on date             payable at
                    of purchase               maturity
Commercial paper (1.0%)
Alpine Securitization
   06-02-03             1.36%              $4,800,000(d)           $4,799,456

Total short-term securities
(Cost: $77,139,409)                                               $77,139,646

Total investments in securities
(Cost: $532,601,743)(g)                                          $536,090,658

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At May 31, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $61,446,826.

(c) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     Type of security                                     Notional amount

     Purchase contracts
     U.S. Treasury Notes, Sept. 2003, 10-year                 $   300,000
     U.S. Long Bond, Sept. 2003, 20-year                        5,000,000

     Sale contracts
     U.S. Treasury Notes, Sept. 2003, 2-year                   19,800,000

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of May 31, 2003.

(f) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on May 31, 2003.

(g) At May 31, 2003, the cost of securities for federal income tax purposes was $532,634,965 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                  $ 5,117,376
     Unrealized depreciation                                   (1,661,683)
                                                               ----------
     Net unrealized appreciation                              $ 3,455,693
                                                              -----------

--------------------------------------------------------------------------------
11   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP U.S. Government Mortgage Fund

May 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $532,601,743)                                                                      $536,090,658
Cash in bank on demand deposit                                                                              128,322
Capital shares receivable                                                                                   418,598
Accrued interest receivable                                                                               2,190,213
Receivable for investment securities sold                                                                65,092,803
                                                                                                         ----------
Total assets                                                                                            603,920,594
                                                                                                        -----------
Liabilities
Dividends payable to shareholders                                                                           266,298
Capital shares payable                                                                                      487,241
Payable for investment securities purchased                                                              79,614,211
Payable for securities purchased on a when-issued basis (Note 1)                                         50,896,412
Accrued investment management services fee                                                                    6,728
Accrued distribution fee                                                                                      7,777
Accrued transfer agency fee                                                                                   1,659
Accrued administrative services fee                                                                             647
Other accrued expenses                                                                                       50,555
                                                                                                             ------
Total liabilities                                                                                       131,331,528
                                                                                                        -----------
Net assets applicable to outstanding capital stock                                                     $472,589,066
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    909,625
Additional paid-in capital                                                                              464,544,355
Excess of distributions over net investment income                                                         (235,899)
Accumulated net realized gain (loss)                                                                      3,871,117
Unrealized appreciation (depreciation) on investments (Note 5)                                            3,499,868
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $472,589,066
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $251,114,423
                                                            Class B                                    $199,931,709
                                                            Class C                                    $ 21,530,532
                                                            Class Y                                    $     12,402
Net asset value per share of outstanding capital stock:     Class A shares         48,344,197          $       5.19
                                                            Class B shares         38,473,346          $       5.20
                                                            Class C shares          4,142,611          $       5.20
                                                            Class Y shares              2,388          $       5.19
                                                                                        -----          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP U.S. Government Mortgage Fund

Year ended May 31, 2003
Investment income
Income:
Interest                                                                                                $14,086,355
                                                                                                        -----------
Expenses (Note 2):
Investment management services fee                                                                        1,714,820
Distribution fee
   Class A                                                                                                  448,097
   Class B                                                                                                1,364,483
   Class C                                                                                                  140,738
Transfer agency fee                                                                                         406,037
Incremental transfer agency fee
   Class A                                                                                                   22,741
   Class B                                                                                                   30,828
   Class C                                                                                                    3,465
Service fee -- Class Y                                                                                           12
Administrative services fees and expenses                                                                   166,561
Compensation of board members                                                                                10,547
Custodian fees                                                                                               56,130
Printing and postage                                                                                         70,007
Registration fees                                                                                           163,068
Audit fees                                                                                                   17,500
Other                                                                                                        21,889
                                                                                                             ------
Total expenses                                                                                            4,636,923
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (233,538)
                                                                                                           --------
                                                                                                          4,403,385
   Earnings credits on cash balances (Note 2)                                                                (3,959)
                                                                                                             ------
Total net expenses                                                                                        4,399,426
                                                                                                          ---------
Investment income (loss) -- net                                                                           9,686,929
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                         5,906,969
   Futures contracts                                                                                       (300,658)
   Options contracts written (Note 6)                                                                       156,713
                                                                                                            -------
Net realized gain (loss) on investments                                                                   5,763,024
Net change in unrealized appreciation (depreciation) on investments                                       2,819,705
                                                                                                          ---------
Net gain (loss) on investments                                                                            8,582,729
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                         $18,269,658
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP U.S. Government Mortgage Fund
                                                                                      May 31, 2003   For the period from
                                                                                       Year ended     Feb. 14, 2002* to
                                                                                                        May 31, 2002
Operations and distributions
Investment income (loss) -- net                                                      $  9,686,929       $   448,697
Net realized gain (loss) on investments                                                 5,763,024           188,897
Net change in unrealized appreciation (depreciation) on investments                     2,819,705           651,272
                                                                                        ---------           -------
Net increase (decrease) in net assets resulting from operations                        18,269,658         1,288,866
                                                                                       ----------         ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (6,365,488)         (297,178)
      Class B                                                                          (3,718,149)          (75,981)
      Class C                                                                            (383,803)          (12,617)
      Class Y                                                                                (475)              (80)
   Net realized gain
      Class A                                                                            (878,837)               --
      Class B                                                                            (703,993)               --
      Class C                                                                             (67,316)               --
      Class Y                                                                                 (57)               --
                                                                                      -----------          --------
Total distributions                                                                   (12,118,118)         (385,856)
                                                                                      -----------          --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            277,134,067        32,847,519
   Class B shares                                                                     210,911,273        28,841,488
   Class C shares                                                                      19,636,847         4,695,391
   Class Y shares                                                                             502             1,500
Reinvestment of distributions at net asset value
   Class A shares                                                                       6,382,377            80,237
   Class B shares                                                                       4,108,191            51,011
   Class C shares                                                                         404,490             8,025
   Class Y shares                                                                              85                 2
Payments for redemptions
   Class A shares                                                                     (93,565,033)         (811,270)
   Class B shares (Note 2)                                                            (45,757,524)         (927,337)
   Class C shares (Note 2)                                                             (3,415,045)         (123,023)
   Class Y shares                                                                            (132)               --
                                                                                      -----------        ----------
Increase (decrease) in net assets from capital share transactions                     375,840,098        64,663,543
                                                                                      -----------        ----------
Total increase (decrease) in net assets                                               381,991,638        65,566,553
Net assets at beginning of period (Note 1)                                             90,597,428        25,030,875**
                                                                                       ----------        ----------
Net assets at end of period                                                          $472,589,066       $90,597,428
                                                                                     ============       ===========
Undistributed (excess of distributions over) net investment income                   $   (235,899)      $   112,861
                                                                                     ------------       -----------

 *   When shares became publicly available

** Initial capital of $25,000,000 was contributed on Feb. 7, 2002. The Fund had an increase in net assets resulting from operations of $30,875 during the period from Feb. 7, 2002 to Feb. 14, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP U.S. Government Mortgage Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Government Income Series, Inc. (formerly AXP Federal Income Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Government Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in mortgage-backed securities. On Feb. 7, 2002, IDS Life Insurance Company invested $25,000,000 in the Fund which represented 4,994,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on Feb. 14, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
15   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write put and call options. This may include purchasing mortgage-backed security (MBS) put spread options and writing covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Short sales

The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own. The Fund is obligated to replace the security that was short by purchasing it at the market price at the time of replacement or entering into an offsetting transaction with the broker. The price at such time may be more or less than the price at which the Fund sold the security.

--------------------------------------------------------------------------------
16   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of May 31, 2003, the Fund has entered into outstanding when-issued securities of $50,896,412 and forward-commitments of $10,550,414.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $432,226 and accumulated net realized gain has been decreased by $432,226.

--------------------------------------------------------------------------------
17   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

The tax character of distributions paid for the periods indicated is as follows:

                                                             For the period from
                                               May 31, 2003    Feb. 14, 2002* to
                                                Year ended       May 31, 2002
Class A
Distributions paid from:
      Ordinary income                            $7,244,325          $297,178
      Long-term capital gain                             --                --
Class B
Distributions paid from:
      Ordinary income                             4,422,142            75,981
      Long-term capital gain                             --                --
Class C
Distributions paid from:
      Ordinary income                               451,119            12,617
      Long-term capital gain                             --                --
Class Y
Distributions paid from:
      Ordinary income                                   532                80
      Long-term capital gain                             --                --

* When shares became publicly available.

As of May 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                      $4,089,622
Accumulated gain (loss)                                            $  250,180
Unrealized appreciation (depreciation)                             $3,061,582

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
18   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o     Class A $20.50

o     Class B $21.50

o     Class C $21.00

o     Class Y $18.50

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19.50 for Class A, $20.50 for Class B, $20 for Class C and $17.50 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,054,585 for Class A, $151,479 for Class B and $12,482 for Class C for the year ended May 31, 2003.

For the year ended May 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 0.99% for Class A, 1.75% for Class B, 1.75% for Class C and 0.80% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until May 31, 2004. Under this agreement, total expenses will not exceed 0.99% for Class A, 1.75% for Class B, 1.75% for Class C and 0.81% for Class Y of the Fund's average daily net assets.

--------------------------------------------------------------------------------
19   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

During the year ended May 31, 2003, the Fund's custodian and transfer agency fees were reduced by $3,959 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,094,526,154 and $733,842,146, respectively, for the year ended May 31, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods are as follows:

                                                Year ended May 31, 2003
                                        Class A     Class B     Class C  Class Y
Sold                                 53,840,581  40,951,953   3,809,031     98
Issued for reinvested distributions   1,236,256     795,646      78,342     16
Redeemed                            (18,129,387) (8,851,021)   (659,979)   (25)
                                    -----------  ----------    --------    ---
Net increase (decrease)              36,947,450  32,896,578   3,227,394     89
                                     ----------  ----------   ---------     --

                                              Feb. 14, 2002* to May 31, 2002
                                        Class A     Class B     Class C  Class Y
Sold                                  6,548,408   5,749,357     936,279    299
Issued for reinvested distributions      15,930      10,111       1,590     --
Redeemed                               (161,591)   (184,700)    (24,652)    --
                                      ---------   ---------     -------    ---
Net increase (decrease)               6,402,747   5,574,768     913,217    299
                                      ---------   ---------     -------    ---

* When shares became publicly available.

5. INTEREST RATE FUTURES CONTRACTS

As of May 31, 2003, investments in securities included securities valued at $447,222 that were pledged as collateral to cover initial margin deposits on 53 open purchase contracts and 99 open sale contracts. The notional market value of the open purchase contracts as of May 31, 2003 was $6,316,250 with a net unrealized gain of $37,881. The notional market value of the open sale contracts as of May 31, 2003 was $21,405,657 with a net unrealized loss of $26,928. See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
20   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                       Year ended May 31, 2003
                                     Puts                   Calls
                            Contracts   Premiums   Contracts   Premiums
Balance May 31, 2002            --    $      --        --    $      --
Opened                         599      131,584       631      177,106
Closed                        (370)    (103,577)     (319)    (158,803)
Expired                       (229)     (28,007)     (312)     (18,303)
                              ----      -------      ----      -------
Balance May 31, 2003            --    $      --        --    $      --
                              ----      -------      ----      -------

See "Summary of significant accounting policies."

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended May 31, 2003.

--------------------------------------------------------------------------------
21   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                    2003   2002(b)
Net asset value, beginning of period                          $5.06   $5.01
Income from investment operations:
Net investment income (loss)                                    .19     .04
Net gains (losses) (both realized and unrealized)               .16     .04
Total from investment operations                                .35     .08
Less distributions:
Dividends from net investment income                           (.20)   (.03)
Distributions from realized gains                              (.02)     --
Total distributions                                            (.22)   (.03)
Net asset value, end of period                                $5.19   $5.06

Ratios/supplemental data
Net assets, end of period (in millions)                        $251     $58
Ratio of expenses to average daily net assets(c,e)             .99%    .95%(d)
Ratio of net investment income (loss)
   to average daily net assets                                3.31%   2.98%(d)
Portfolio turnover rate (excluding short-term securities)      227%    200%
Total return(i)                                               6.93%   1.75%(j)

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                    2003    2002(b)
Net asset value, beginning of period                          $5.07   $5.01
Income from investment operations:
Net investment income (loss)                                    .15     .03
Net gains (losses) (both realized and unrealized)               .16     .05
Total from investment operations                                .31     .08
Less distributions:
Dividends from net investment income                           (.16)   (.02)
Distributions from realized gains                              (.02)     --
Total distributions                                            (.18)   (.02)
Net asset value, end of period                                $5.20   $5.07

Ratios/supplemental data
Net assets, end of period (in millions)                        $200     $28
Ratio of expenses to average daily net assets(c,f)            1.75%   1.74%(d)
Ratio of net investment income (loss)
  to average daily net assets                                 2.49%   2.68%(d)
Portfolio turnover rate (excluding short-term securities)      227%    200%
Total return(i)                                               6.12%   1.76%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                    2003     2002(b)
Net asset value, beginning of period                          $5.07    $5.01
Income from investment operations:
Net investment income (loss)                                    .15      .03
Net gains (losses) (both realized and unrealized)               .16      .05
Total from investment operations                                .31      .08
Less distributions:
Dividends from net investment income                           (.16)    (.02)
Distributions from realized gains                              (.02)      --
Total distributions                                            (.18)    (.02)
Net asset value, end of period                                $5.20    $5.07

Ratios/supplemental data
Net assets, end of period (in millions)                         $22       $5
Ratio of expenses to average daily net assets(c,g)            1.75%    1.73%(d)
Ratio of net investment income (loss)
  to average daily net assets                                 2.50%    2.60%(d)
Portfolio turnover rate (excluding short-term securities)      227%     200%
Total return(i)                                               6.12%    1.74%(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                    2003     2002(b)
Net asset value, beginning of period                          $5.06    $5.01
Income from investment operations:
Net investment income (loss)                                    .19      .04
Net gains (losses) (both realized and unrealized)               .16      .04
Total from investment operations                                .35      .08
Less distributions:
Dividends from net investment income                           (.20)    (.03)
Distributions from realized gains                              (.02)      --
Total distributions                                            (.22)    (.03)
Net asset value, end of period                                $5.19    $5.06

Ratios/supplemental data
Net assets, end of period (in millions)                         $--      $--
Ratio of expenses to average daily net assets(c,h)             .80%     .78%(d)
Ratio of net investment income (loss)
  to average daily net assets                                 3.68%    2.95%(d)
Portfolio turnover rate (excluding short-term securities)      227%     200%
Total return(i)                                               7.10%    1.80%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.06% and 1.58% for the periods ended May 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.82% and 2.34% for the periods ended May 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.82% and 2.34% for the periods ended May 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.88% and 1.40% for the periods ended May 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
24   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GOVERNMENT INCOME SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP U.S. Government Mortgage Fund (a series of AXP Government Income Series, Inc.) as of May 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended May 31, 2003 and for the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP U.S. Government Mortgage Fund as of May 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 11, 2003

--------------------------------------------------------------------------------
25   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP U.S. Government Mortgage Fund
Fiscal period ended May 31, 2003

Class A
Income distributions taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):     0.00%
   Dividends Received Deduction for corporations:                          0.00%

Payable date                                                           Per share
June 26, 2002                                                            0.02320
July 26, 2002                                                            0.01915
Aug. 26, 2002                                                            0.01935
Sept. 26, 2002                                                           0.01889
Oct. 25, 2002                                                            0.01650
Nov. 25, 2002                                                            0.01650
Dec. 20, 2002                                                            0.03754
Jan. 22, 2003                                                            0.01300
Feb. 21, 2003                                                            0.01133
March 24, 2003                                                           0.01273
April 24, 2003                                                           0.01300
May 23, 2003                                                             0.01490
Total distributions                                                     $0.21609

The distribution of $0.03754 per share, payable Dec. 20, 2002, consisted of $0.01400 from net investment income and $0.02354 from net short-term capital gains.

--------------------------------------------------------------------------------
26   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Class B
Income distributions taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):     0.00%
   Dividends Received Deduction for corporations:                          0.00%

Payable date                                                           Per share
June 26, 2002                                                            0.01976
July 26, 2002                                                            0.01604
Aug. 26, 2002                                                            0.01607
Sept. 26, 2002                                                           0.01558
Oct. 25, 2002                                                            0.01342
Nov. 25, 2002                                                            0.01318
Dec. 20, 2002                                                            0.03486
Jan. 22, 2003                                                            0.00946
Feb. 21, 2003                                                            0.00812
March 24, 2003                                                           0.00939
April 24, 2003                                                           0.00966
May 23, 2003                                                             0.01176
Total distributions                                                     $0.17730

The distribution of $0.03486 per share, payable Dec. 20, 2002, consisted of $0.01132 from net investment income and $0.02354 from net short-term capital gains.

Class C
Income distributions taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):     0.00%
   Dividends Received Deduction for corporations:                          0.00%

Payable date                                                           Per share
June 26, 2002                                                            0.01975
July 26, 2002                                                            0.01596
Aug. 26, 2002                                                            0.01604
Sept. 26, 2002                                                           0.01556
Oct. 25, 2002                                                            0.01339
Nov. 25, 2002                                                            0.01316
Dec. 20, 2002                                                            0.03485
Jan. 22, 2003                                                            0.00947
Feb. 21, 2003                                                            0.00810
March 24, 2003                                                           0.00937
April 24, 2003                                                           0.00966
May 23, 2003                                                             0.01176
Total distributions                                                     $0.17707

The distribution of $0.03485 per share, payable Dec. 20, 2002, consisted of $0.01131 from net investment income and $0.02354 from net short-term capital gains.

--------------------------------------------------------------------------------
27   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Class Y
Income distributions taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):     0.00%
   Dividends Received Deduction for corporations:                          0.00%

Payable date                                                           Per share
June 26, 2002                                                            0.02391
July 26, 2002                                                            0.01980
Aug. 26, 2002                                                            0.02009
Sept. 26, 2002                                                           0.01962
Oct. 25, 2002                                                            0.01719
Nov. 25, 2002                                                            0.01725
Dec. 20, 2002                                                            0.03817
Jan. 22, 2003                                                            0.01379
Feb. 21, 2003                                                            0.01204
March 24, 2003                                                           0.01347
April 24, 2003                                                           0.01375
May 23, 2003                                                             0.01558
Total distributions                                                     $0.22466

The distribution of $0.03817 per share, payable Dec. 20, 2002, consisted of $0.01463 from net investment income and $0.02354 from net short-term capital gains.

--------------------------------------------------------------------------------
28   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Arne H. Carlson                  Board member since   Chair, Board Services Corporation
901 S. Marquette Ave.            1999                 (provides administrative services to
Minneapolis, MN 55402                                 boards). Former Governor of Minnesota
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Philip J. Carroll, Jr.           Board member since   Retired Chairman and CEO, Fluor             Scottish Power PLC, Vulcan
901 S. Marquette Ave.            2002                 Corporation (engineering and                Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998                    (construction
Age 65                                                                                            materials/chemicals)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Livio D. DeSimone                Board member since   Retired Chair of the Board and Chief        Cargill, Incorporated
30 Seventh Street East           2001                 Executive Officer, Minnesota Mining and     (commodity merchants and
Suite 3050                                            Manufacturing (3M)                          processors), General Mills,
St. Paul, MN 55101-4901                                                                           Inc. (consumer foods), Vulcan
Age 69                                                                                            Materials Company
                                                                                                  (construction materials/
                                                                                                  chemicals), Milliken & Company
                                                                                                  (textiles and chemicals), and
                                                                                                  Nexia Biotechnologies, Inc.
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Heinz F. Hutter*                 Board member since   Retired President and Chief Operating
P.O. Box 2187                    1994                 Officer, Cargill, Incorporated (commodity
Minneapolis, MN 55402                                 merchants and processors)
Age 74
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Anne P. Jones                    Board member since   Attorney and Consultant
5716 Bent Branch Rd.             1985
Bethesda, MD 20816
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Stephen R. Lewis, Jr.**          Board member since   Retired President and Professor of          Valmont Industries, Inc.
222 South 9th Street #440        2002                 Economics, Carleton College                 (manufactures irrigation
Minneapolis, MN 55402                                                                             systems)
Age 64
-------------------------------- -------------------- ------------------------------------------- -------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
29   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan G. Quasha                   Board member since   President, Quadrant Management, Inc.        Compagnie Financiere
720 Fifth Avenue                 2002                 (management of private equities)            Richemont AG (luxury goods),
New York, NY 10019                                                                                Harken Energy Corporation
Age 53                                                                                            (oil and gas exploration) and
                                                                                                  SIRIT Inc. (radio frequency
                                                                                                  identification technology)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan K. Simpson                  Board member since   Former three-term United States Senator     Biogen, Inc.
1201 Sunshine Ave.               1997                 for Wyoming                                 (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alison Taunton-Rigby             Board member since   President, Forester Biotech since 2000.
901 S. Marquette Ave.            2002                 Former President and CEO, Aquila
Minneapolis, MN 55402                                 Biopharmaceuticals, Inc.
Age 59
-------------------------------- -------------------- ------------------------------------------- -------------------------------

Board Members Affiliated with AEFC***

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- -------------------------------------------
Barbara H. Fraser                Board member since   Executive Vice President - AEFA Products
1546 AXP Financial Center        2002                 and Corporate Marketing of AEFC since
Minneapolis, MN 55474                                 2002. President - Travelers Check Group,
Age 53                                                American Express Company, 2001-2002.
                                                      Management Consultant, Reuters,
                                                      2000-2001. Managing Director -
                                                      International Investments, Citibank
                                                      Global, 1999-2000. Chairman and CEO,
                                                      Citicorp Investment Services and
                                                      Citigroup Insurance Group, U.S., 1998-1999
-------------------------------- -------------------- -------------------------------------------
Stephen W. Roszell               Board member since   Senior Vice President - Institutional
50238 AXP Financial Center       2002, Vice           Group of AEFC
Minneapolis, MN 55474            President since
Age 54                           2002
-------------------------------- -------------------- ------------------------------------------- -------------------------------
William F. Truscott              Board member since   Senior Vice President - Chief Investment
53600 AXP Financial Center       2001, Vice           Officer of AEFC since 2001. Former Chief
Minneapolis, MN 55474            President since      Investment Officer and Managing Director,
Age 42                           2002                 Zurich Scudder Investments
-------------------------------- -------------------- ------------------------------------------- -------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
30   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Jeffrey P. Fox                   Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center       2002                 AEFC, since 2002; Vice President -
Minneapolis, MN 55474                                 Finance, American Express Company,
Age 48                                                2000-2002; Vice President - Corporate
                                                      Controller, AEFC, 1996-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Paula R. Meyer                   President since      Senior Vice President and General Manager
596 AXP Financial Center         2002                 - Mutual Funds, AEFC, since 2002; Vice
Minneapolis, MN 55474                                 President and Managing Director -
Age 49                                                American Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC, 1998-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Leslie L. Ogg                    Vice President,      President of Board Services Corporation
901 S. Marquette Ave.            General Counsel,
Minneapolis, MN 55402            and Secretary
Age 64                           since 1978
-------------------------------- -------------------- ------------------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
31   -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. Code of Ethics. Not applicable pursuant to SEC Release No. IC-25914 (January 27, 2003).

Item 3. Audit Committee Financial Expert. Not applicable pursuant to SEC Release No. IC-25914 (January 27, 2003).

Item 4. Principal Accountant Fees and Services. Not applicable pursuant to SEC Release No. IC-25915 (January 28, 2003).

Items 5-6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

          (a) Not applicable  pursuant to SEC Release No. IC-25914  (January 27,
          2003).

          (b) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Government Income Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 31, 2003


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 31, 2003


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          July 31, 2003